As filed with the Securities and Exchange Commission on April 13, 2007

1933 Act File No. 333-122707

1940 Act File No.  811-21709

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	AMENDMENT NO. 2

POWERSHARES ACCE GLOBAL LISTED PRIVATE
EQUITY FUND

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road

Wheaton, Illinois 60187

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

H. Bruce Bond

301 West Roosevelt Road

Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With Copies to:

Stuart M. Strauss, Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, New York  10019

(212) 878-8000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend reinvestment plan, please check this box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (2)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee
Common Stock, $.01 par value	50,000	$20.00	$1,000,000	$30.70	(3)

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	Includes Shares that may be offered to the underwriters pursuant to an option to cover overallotments.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS	[LOGO]

SUBJECT TO COMPLETION, DATED APRIL 13, 2007

Shares

PowerShares ACCE* Global Listed Private EquitySM Fund

Common Shares of Beneficial Interest
$     per Share

Investment Objective.  PowerShares ACCE Global Listed Private EquitySM Fund (the “Fund’’) is a recently organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to seek total return.  The Fund will pursue its investment objective by investing at least 80% of its net assets in securities of U.S. and non-U.S. publicly-listed private equity companies, including financial institutions or other vehicles whose principal business is to invest in and lend capital to privately-held companies (collectively, “listed private equity companies”).  Listed private equity companies may include, among others, business development companies, investment holding companies, special purpose acquisition corporations, publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, closed-end funds, financial institutions that lend to or invest in privately held companies and any other vehicle whose primary purpose is to invest in privately held companies.  The underlying assets of listed private equity companies may be domiciled domestically or abroad.  The Fund initially intends to invest in the securities of issuers domiciled in the United States, Canada, United Kingdom, Germany, Switzerland, Denmark, Luxembourg, The Netherlands, Belgium, Spain, Italy, France, Russia, Japan, Korea, Australia, Singapore, Brazil and Mexico or primarily listed on an exchange in such countries.  There can be no assurance that the Fund will achieve its investment objective.

Unlike conventional closed-end funds, the Fund, using the “ACCE” or “Automatic Conversion Closed-End” model is structured to provide protection from prolonged trading discounts to net asset value through a conversion feature, pursuant to which the ACCE Fund would automatically convert into an exchange-traded fund (“ETF”) under certain predetermined circumstances.   The Fund’s Declaration of Trust provides that beginning after 180 days from the date of the Fund’s initial public offering, the Fund will automatically convert into an ETF if its Shares close at a median discount of 3% or greater from the net asset value of the Fund over any period of 30 consecutive days.*  In the event that the Fund converts to an ETF, the ETF will seek to replicate the price and yield performance (before fees and expenses) of an index of global listed private equity companies to be created by Red Rocks Capital Partners based on the same methodology utilized by Red Rocks Capital Partners in creating the Model Portfolio (as defined below).  No approval of the shareholders of the Fund would be necessary to convert to an ETF.  If the Fund converts to an ETF, its Shares will continue to be listed and traded on the  Exchange under the same symbol.  In addition, the Fund will continuously offer its Shares and, at the option of the shareholder, redeem its Shares principally, among other things, in kind, at net asset value per share, but only in large specified numbers of Shares called “Creation Units”. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund that could arise from redemptions in cash upon the conversion of the Fund to an ETF or thereafter.  See “Automatic Conversion to an Exchange-Traded Fund.”

No Prior Trading History.  Because the Fund is recently organized, its Shares have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for initial investors expecting to sell their Shares in a relatively short period after completion of the initial public offering.  The Fund’s Shares are expected to be listed on the Exchange under the symbol “      .”

Portfolio Contents.  The Fund intends to invest in the securities of a diverse portfolio of listed private equity companies. These listed private equity companies include U.S. and non-U.S. domiciled companies.  The portfolio of listed private equity companies in which the Fund will invest will be managed by the Fund’s investment adviser, PowerShares Capital Management, based on a model portfolio of listed private equity companies compiled by Red Rocks Capital Partners, the “Model Portfolio.”  The Model Portfolio will be created based upon a variety of criteria, including: valuation metrics; financial data; historical performance; management; minimum market capitalization of $75 million; and the need for diversification within the Fund’s portfolio (i.e., stage of investment, type of capitalization instruments held, industry focus and geographic focus). The Model Portfolio may be adjusted from time to time.  While investments will generally be made in accordance with the Model Portfolio, the Adviser retains the discretion to select securities not in the Model Portfolio or to overweight or underweight securities to the extent the Adviser believes such action to be in the best interests of the Fund.

The listed private equity companies in which the Fund intends to invest include a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Fund initially intends to focus its portfolio in listed private equity companies that emphasize making equity and equity-like (preferred stock, convertible stock, warrants, etc.) investments in later stage to mature businesses, but may invest in listed private equity companies in other stages of development. In addition, the Fund may invest in the common stock of closed-end management investment companies, including business development companies, that invest in securities of U.S. and non-U.S. publicly-listed private equity companies. The Fund may also invest up to 20% of its net assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended, or exemptions therefrom), convertible securities, swaps, forward foreign currency contracts, master limited partnerships, debt instruments, REITs,  structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Fund may also use options and futures contracts (and convertible securities and structured notes) in managing cash flows and engage in securities lending. The Fund may invest up to 15% of its net assets in illiquid securities.

Investing in the Fund’s Shares involves certain risks that are described in the “Risk Factors” section beginning on page    of this Prospectus.

	Per Share	Total (1)
Public offering price	$	$
Sales load	$	$
Estimated offering expenses (2)	$	$
Proceeds, after expenses, to the Fund	$	$

(1)

The Fund has granted the underwriters an option to purchase up toadditional Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $, $, $and $, respectively. See “Underwriting.”

(2)

The Fund’s investment adviser has agreed to pay all organizational expenses of the Fund and all offering costs of the Fund (other than sales load) that exceed $per Share. The estimated offering expenses (other than sales load) to be incurred by the Fund are $.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The Shares will be ready for delivery on or about             , 2007.

[Underwriters]

The date of this Prospectus is         , 2007.

* Patent pending.

Investment Adviser.  PowerShares Capital Management, LLC is the Fund’s investment adviser (the “Adviser’’).  As of        , 2007, the Adviser had approximately $       billion in assets under management.  See “Management of the Fund.”

Red Rocks.  Red Rocks Capital Partners (“Red Rocks”) will create the Model Portfolio pursuant to an agreement with the Adviser. Red Rocks is the creator of the Red Rocks Listed Private Equity IndexSM.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should read this Prospectus, which contains important information about the Fund, carefully before deciding whether to invest in the Fund’s Shares, and retain it for future reference.  The Prospectus sets forth concisely important information that a prospective investor ought to know before investing in the Fund.  A Statement of Additional Information, dated          , 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus.  You can review the table of contents of the Statement of Additional Information on page       of this Prospectus.  You may request a free copy of the Statement of Additional Information, or the Fund’s annual and semi-annual reports, when available, by calling toll-free (800) 983-0903 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) on the Fund’s web site at http://www.powershares.com or from the Securities and Exchange Commission’s web site (http://www.sec.gov).  You may also call the toll-free telephone number to request other information about the Fund or to make shareholder inquiries.

You should rely only on the information contained in or incorporated by reference into this Prospectus.  The Fund has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  The information appearing in this Prospectus is given as of the date of this Prospectus.  The Fund’s business, financial condition, results of operations and prospects may have changed since the date of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary.  This summary does not contain all of the information that you should consider before investing in the Fund’s Shares, especially the information set forth under the heading “Risk Factors.’’  You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

The Fund	PowerShares ACCE Global Listed Private EquitySM Fund (the “Fund’’) is a recently organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering

The Fund is offering common shares of beneficial interest, no par value, at an initial offering price of $per common share. The common shares of beneficial interest are called “Shares’’ in the rest of this Prospectus. The Shares are being offered by a group of underwriters (the “underwriters’’) led by(“    “). You must purchase at least 100 Shares to participate in this offering. Investors will be required to pay a sales load of% of the initial offering price, which will reduce the initial amount invested. The Fund has granted the underwriters an option to purchase up toadditional Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover overallotments, if any. See “Underwriting.” The Adviser has agreed to pay all organizational expenses of the Fund and all offering costs of the Fund (other than sales load) that exceed $per Share.

Investment Objective and Principal Investment Strategies

Investment Objective. The Fund’s investment objective is to seek total return. The Fund will pursue its investment objective by investing at least 80% of its net assets in securities of U.S. and non-U.S. publicly-listed private equity companies, including financial institutions or other vehicles whose principal business is to invest in and lend capital to privately-held companies (collectively, “listed private equity companies”). Listed private equity companies may include, among others, business development companies, investment holding companies, special purpose acquisition corporations, publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, closed-end funds, financial institutions that lend to or invest in privately held companies and any other vehicle whose primary purpose is to invest in privately held companies. The underlying assets of listed private equity companies may be domiciled domestically or abroad. The Fund initially intends to invest in the securities of issuers domiciled in the United States, Canada, United Kingdom, Germany, Switzerland, Denmark, Luxembourg, The Netherlands, Belgium, Spain, Italy, France, Russia, Japan, Korea, Australia, Singapore, Brazil and Mexico or primarily listed on an exchange in such countries. There can be no assurance that the Fund will achieve its investment objective.

Unlike conventional closed-end funds, the Fund, using the “ACCE” or “Automatic Conversion Closed-End” model is structured to provide protection from prolonged trading discounts to net asset value through a conversion feature, pursuant to which the ACCE Fund would automatically convert into an ETF under certain predetermined circumstances. The Fund’s Declaration of Trust provides that beginning after 180 days from the date of the Fund’s initial public offering, the Fund will automatically convert into an ETF if it’s Shares close at a median discount of 3% or greater from the net asset value of the Fund over any period of 30 consecutive days. In the event that the Fund converts to an ETF, the ETF will seek to replicate the price and yield performance (before fees and expenses) of an index of global listed private equity companies to be created by Red Rocks based on the same methodology utilized by Red Rocks Capital Partners in creating the Model Portfolio. No approval of the shareholders of the Fund would be necessary to convert to an ETF. If the Fund converts to an ETF, its Shares will continue to be listed and traded on theExchange. In addition, the Fund will continuously offer its Shares and, at the option of the shareholder, redeem its Shares at net asset value per share, but only in large specified numbers of Shares called “Creation Units”. See “Automatic Conversion to an Exchange-Traded Fund.”

Principal Investment Strategies. The Fund intends to invest in the securities of a diverse portfolio of listed private equity companies. These listed private equity companies include both U.S. and non-U.S. domiciled companies. The listed private equity companies in which the Fund will invest will be managed by the Fund’s investment adviser, PowerShares Capital Management (the “Adviser”), based on a model portfolio of listed private equity companies compiled by Red Rocks Capital Partners, the “Model Portfolio.” The Model Portfolio will be created based upon a variety of criteria, including: valuation metrics; financial data; historical performance; management; minimum market capitalization of $75 million; and the need for diversification within the Fund’s portfolio (i.e., stage of investment, type of capitalization instruments held, industry diversification and geographical diversification). The Model Portfolio may be adjusted from time to time. While investments will generally be made in accordance with the Model Portfolio, the Adviser retains the discretion to select securities not in the Model Portfolio or to overweight or underweight securities to the extent the Adviser believes such action to be in the best interests of the Fund.

The listed private equity companies in which the Fund intends to invest include a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Fund initially intends to focus its portfolio in listed private equity companies that emphasize making equity and equity-like (preferred stock, convertible stock, warrants, etc.) investments in later stage to mature businesses, but may invest in listed private equity companies in other stages of development. In addition, the Fund may invest in the common stock of closed-end management investment companies, including business development companies, that invest in securities of U.S. and non-U.S. publicly-listed private equity companies.

Other Investments. The Fund may also invest up to 20% of its net assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended, or exemptions therefrom), convertible securities, swaps, forward foreign currency contracts, master limited partnerships, debt instruments, REITs, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Fund may also use options and futures contracts (and convertible securities and structured notes) in managing cash flows and engage in securities lending. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund’s investment objective and 80% policy, as well as each of the other policies described herein, each constitute a non-fundamental policy of the Fund that may be changed by the Fund’s Board of Trustees without shareholder approval. Shareholders will be notified in writing, at least 60 days prior to any change in the Fund’s 80% policy. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Borrowing Money	The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Special Risk Considerations

The following is a summary of the principal risks of investing in the Fund. You should read the section of this Prospectus titled “Risk Factors’’ for a more complete discussion of the risks involved with investing in this Fund.

Risks of Investing in Listed Private Equity Companies

Risk of Illiquid Portfolio. Investments made by listed private equity companies are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a listed private equity company in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments.

Concentration Risk. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Access to Capital Risk. Since private equity companies rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that listed private equity companies are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a listed private equity company held by the Fund may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Fund’s returns. Credit downgrades may also result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Investment Restrictions. The Fund may invest in BDCs or other investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies. As a result, the Fund may be limited in its ability to invest in such companies.

Valuation Risk. Since many of the assets of listed private equity companies do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a listed private equity company’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a listed private equity company’s net asset value per share and its market value.

Debt Securities Risk. Many listed private equity companies invest in mezzanine and other debt securities of privately held companies, including senior secured loans. “Mezzanine” investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which private equity companies invest will not be rated by a credit rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard and Poor’s Inc., a division of The McGraw Hill Companies, Inc. (“S&P”), and will be below investment grade quality, as determined by the Adviser. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a listed private equity company may incur additional expenses to seek recovery.

Other Risks

General. The Fund is not a complete investment program and should only be considered as an addition to an investor’s existing diversified portfolio of investments. The Fund is intended to be a long-term investment vehicle. The Fund is not designed to provide investors with a means of speculating on short-term stock market movements. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company and has no operating history or history of public trading.

Market Discount Risk. As with any stock, the price of the Shares will fluctuate with market conditions and other factors. If Shares are sold, the price received may be more or less than the original investment. Shares of closed-end funds frequently trade at a price below their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their Shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.

Adviser Risk. The Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund may underperform relative to funds with similar investment policies.

Investment and Market Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Common Stock Risk. The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. The Fund’s Shares accordingly are subject to market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities. Overall stock values could decline generally or could underperform other investments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger more established companies. These companies’ stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks may include, among others, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability, fluctuations in foreign exchange rates, future foreign economic, financial, political and social developments, different legal systems, the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation, lower trading volume, greater price volatility and illiquidity of certain non U.S. securities markets, different trading and settlement practices, less governmental supervision, changes in currency exchange rates, high and volatile rates of inflation and fluctuating interest rates. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the depository receipts that it holds, as the issuers may be under no legal obligation to distribute them.

Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. In addition, with respect to certain foreign countries, there is a risk of expropriation or nationalization of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability, and diplomatic developments that could affect investments in those countries. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes.

These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Multiple Levels of Expense. The Fund may acquire shares in other companies, including investment companies and foreign investment companies. The market value of the shares of other investment companies may differ from their net asset value. As an investor in companies, including investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other companies.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions thereon can decline.

Counterparty Risk. To the extent that the Fund engages in derivatives transactions, it will be subject to credit risk with respect to the counterparties. The

Fund may obtain only a limited recovery, may obtain no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Convertible Securities. Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Repurchase Agreements Risk. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Foreign Currency Considerations. The Fund will invest in companies located in foreign countries. The Fund is subject to the risk that the currencies in countries in which such companies operate will decline in value relative to the U.S. dollar. The values foreign currencies of the may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Risks of Lending Portfolio Securities. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Swaps Risk. Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Structured Notes Risk. The Fund may invest in structured notes. Such investments are subject to interest rate risk, credit risk and market risk. The Fund’s investments in structured notes may be based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices. Based on which factor is used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. In addition, changes to the reference instrument or security may cause the interest rate on the structured note to be reduced to zero. Any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Master Limited Partnership Risk. Investments in securities of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

REIT Risk.  The real estate investment trusts (“REITs”) in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate.  These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.  REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.  The yield on an investment depends on the amount of income and capital appreciation generated by the real property, and if the property does not generate enough income, the ability of the real estate company to make principal and interest payments on its debt securities may be adversely affected. Furthermore, real property investments are also subject to risks that are specific to the real estate sector in which the REIT invests, such as hotel, office, healthcare and retail properties, which are often subject to specific governmental laws and regulations.  In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.  REITs pool investors' funds for investments primarily in commercial real estate properties.  Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid their shareholders.  As a result, you will absorb duplicate levels of fees when the Fund invests in REITs.  Finally, REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Futures and Options Risk. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the underlying security.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

There is a risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Forward Contracts Risk.To the extent that the Fund utilizes forwards for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the “Code”) requirements relating to qualification as a regulated investment company. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Private Placements and Restricted Securities. The Fund’s investments may include private placements or restricted securities. These are securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or which are otherwise not readily marketable. Resale limitations on these securities may limit the Fund’s ability to promptly dispose of them at their fair market value. In certain situations, the Fund may need to register the securities in connection with their sale, and may be subject to additional expenses and the risk of substantial delays in effecting the registration.

Under Rule 144A of the Securities Act, the Fund may sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities will increase the level of illiquidity of the Fund’s investments to the extent that the Fund cannot find qualified institutional buyers interested in purchasing such securities.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Anti-Takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund (other than through automatic conversion to an ETF) and a merger, liquidation, asset sale or similar transaction.

Investment Adviser

PowerShares Capital Management, LLC is the Fund’s investment adviser. The Adviser is responsible, on a day-to-day basis, for investment of the Fund’s portfolio in accordance with its investment objective and principal investment strategies. The Adviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. Investments in global listed private equity companies generally will be made in accordance with the Model Portfolio; however, the Adviser retains the discretion to select securities not in the Model Portfolio, or to overweight or underweight portfolio securities to the extent that it deems such action to be in the best interests of the Fund.

As of        , 2007, assets under management by the Adviser were approximately $        billion. In addition to managing the Fund’s portfolio, the Adviser supervises the Fund’s compliance program and provides for the general management of the business affairs of the Fund.

The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to % of the Fund’s average daily net assets. The fee is accrued daily and payable monthly.

Pursuant to an agreement with the Adviser, Red Rocks will create the Model Portfolio (the “Portfolio Agreement”). Pursuant to the Portfolio Agreement, the Adviser will pay Red Rocks a monthly fee from the advisory fee that it receives from the Fund, not to exceed.

If the Fund were to convert to an exchange-traded fund as set forth below under “Conversion to an Exchange-Traded Fund,” the Adviser has agreed to reduce its annual management fee to        % of the Fund’s average daily net assets. In addition, the Fund would continue to be responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

Portfolio Management

The Fund’s principal portfolio manager is John W. Southard Jr., CFA, MBA. Mr. Southard is a Managing Director of the Adviser, and has been with the Adviser since its inception in August 2002. Mr. Southard has also been portfolio manager of each Fund since inception. Prior to his current position, he was a Senior Equity Analyst at Charles A. Schwab & Company Securities from May 2001 to August 2002. The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Trust.

Listing	The Fund’s Shares are expected to be listed on theExchange under the symbol “ .’’

Automatic Conversion to Exchange-Traded Fund

The Fund’s Declaration of Trust provides that beginning after 180 days from the date of the Fund’s initial public offering, the Fund will automatically convert into an ETF if its Shares close at a median discount of 3% or greater from the net asset value of the Fund over any period of 30 consecutive days.* In the event that the Fund converts to an ETF, the ETF will seek to replicate the price and yield performance (before fees and expenses) of an Index of global listed private equity companies that will be created by Red Rocks. The Index will be constructed based on the same methodology utilized by Red Rocks in creating the Model Portfolio. No approval of the shareholders of the Fund would be necessary to convert to an ETF. This provision may be changed only by the affirmative vote of the holders of at least 75% of the Fund’s outstanding voting securities. See “Automatic Conversion to Exchange-Traded Fund.”

If the Fund converts to an ETF, the Shares will continue to be listed and traded on the Exchange. In addition, the Fund will continuously issue and offer for sale Shares in large blocks of 100,000 Shares (with each block of 100,000 Shares called a “Creation Unit”) or multiples thereof. Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current net asset value per Share. Except when aggregated in Creation Units, Shares will not be redeemable. Creation Units will be issued and redeemed principally in kind for securities included in an Index selected by or created by Red Rocks. The Fund’s investment objective and investible universe of securities would not change as a result of conversion to an ETF.

Administrator, Custodian, Transfer Agent, Registrar and Dividend Disbursing Agent	serves as the Fund’s administrator, custodian, transfer agent, registrar and dividend disbursing agent.

Market Price of Shares

Shares of closed-end investment companies frequently trade at prices below their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Fund’s investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether the Shares

* Patent pending

will trade at, above or below net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. See “Use of Proceeds.’’ In addition to the net asset value, the market price of the Fund’s Shares may be affected by such factors as the Fund’s portfolio securities, market supply and demand, dividends paid by the Fund (which are in turn affected by expenses), factors affecting the equity markets and interest rate movements. See “Risk Factors’’ and “Description of Shares.’’ The Fund’s Shares are designed primarily for long-term investors. You should not purchase Shares if you intend to sell them shortly after purchase.

Distributions

The Fund intends to distribute to shareholders all or a portion of its net investment income quarterly and realized net capital gains, if any, at least annually. The Fund expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this Prospectus.

You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels.

Dividends and capital gain distributions generally are reinvested in additional Shares of the Fund under the Fund’s automatic dividend reinvestment plan. However, an investor can choose not to participate in the plan and instead to receive all distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See “Dividends and Distributions,’’ “Automatic Dividend Reinvestment Plan’’ and “Federal Income Tax Matters.’’

SUMMARY OF FUND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that an investor in the Fund will bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)%
Offering Expenses Borne by the Fund (as a percentage of offering price)		%(1)
Dividend Reinvestment Plan Fees	None	(2)

	Percentage of Net Assets
Annual Expenses
Management fee(3)		%(3)
Acquired Fund Fees and Expenses		%(5)
Other expenses(5)		(1)
Total Annual Operating Expenses(6)%

(1)

Offering costs borne by the holders of the Shares will result in a reduction of the net assets of the Fund. The offering expenses of this offering are estimated to be approximately $or $.per common share. Estimated offering costs to be paid by the Fund are not included in the expenses shown in the annual expense table. Other expenses do not reflect the effect of any expense offset arrangements.

(2)	A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3)

The Fund pays the Adviser a management fee is based upon the Fund’s net assets in consideration of the investment advisory and management services that the Adviser provides to the Fund. See “Management of the Fund.”

(4)

The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees & Expenses” in the table is an estimate of those expenses. The estimate is based upon the estimated allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended April 30, 2008. Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees & Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

(5)

Other expenses have been estimate based on estimated asset levels and expenses for the current fiscal year. These expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.

(6)	The Fund’s total annual expenses as a percentage of net assets are estimated to be% of average daily net assets whether or not the underwriters’ overallotment option is exercised.

Example

As required by the relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $      and estimated offering expenses of this offering of $     and     ) that you would pay on a $1,000 investment in Shares, assuming (1) total net annual expenses of       % of net assets attributable to common shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$	$	$	$

*

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value.

The purpose of the table and example in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Shares.  As of the date of this Prospectus, the Fund has not commenced operations.  The amounts set forth in the tables are based on estimates for the Fund’s first fiscal year of operations and assume that the Fund issues approximately          common shares.  If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to common shares.

The table below describes the fees and expenses that you would pay if the Fund were to convert to an ETF and you buy and hold Shares of the Fund.(1)

Shareholder Transaction Expenses(2)(3) (fees paid directly from your investments)
Annual Fund Operating Expenses(4) (expenses that are deducted from the Fund’s assets)
Management Fees	%
Other Expenses		%
Annual Fund Operating Expenses	%

(1)

The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending April 30, 2008.

(2)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.
(3)	If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.
(4)	Expressed as a percentage of average net assets.

* See “Creation Transaction Fees and Redemption Transaction Fees” below.

Example

This example is intended to help you compare the cost of investing in the Fund if the Fund were to convert ton an ETF with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The example also assumes that your investment has a

5% return each year and that the Fund’s gross operating expenses remain the same.  Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

THE FUND

PowerShares Global Listed Private EquitySM Fund is a recently organized, non-diversified, closed-end management investment company.  The Fund was organized under the laws of the Commonwealth of Massachusetts on January 28, 2005, and has registered under the 1940 Act.  As a recently organized entity, the Fund has no operating history.  The Fund’s principal office is located at 301 West Roosevelt Road, Wheaton, Illinois 60187, and its telephone number is (800) 983-0903.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $        (or approximately $           assuming the underwriters exercise the overallotment option in full) after payment of the estimated offering costs and the deduction of the sales load.  The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and principal investment strategies as stated below.  See “Investment Objective and Principal Investment Strategies.’’  We currently anticipate that the Fund will be able to invest the proceeds of this offering pursuant to the Fund’s investment objective and policies within three months after the completion of this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to seek total return.  The Fund will pursue its investment objective by investing at least 80% of its net assets in securities of U.S. and non-U.S. publicly-listed private equity companies, including financial institutions or other vehicles whose principal business is to invest in and lend capital to privately-held companies (collectively, “listed private equity companies”).  Listed private equity companies may include, among others, business development companies, investment holding companies, special purpose acquisition corporations, publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, closed-end funds, financial institutions that lend to or invest in privately held companies and any other vehicle whose primary purpose is to invest in privately held companies.  The underlying assets of listed private equity companies may be domiciled domestically or abroad.  The Fund initially intends to invest in the securities of issuers domiciled in the United States, Canada, United Kingdom, Germany, Switzerland, Denmark, Luxembourg, The Netherlands, Belgium, Spain, Italy, France, Russia, Japan, Korea, Australia, Singapore, Brazil and Mexico or primarily listed on an exchange in such countries.  The Fund’s investment objective and 80% policy are each a non-fundamental policy of the Fund that may be changed by the Fund’s Board of Trustees without shareholder approval..  Shareholders will be notified in writing, at least 60 days prior to any change in the Fund’s 80% policy.  There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund intends to invest in the securities of a diverse portfolio of listed private equity companies. These listed private equity companies include U.S. and non-U.S. domiciled companies. The portfolio of listed private equity companies in which the Fund will invest will be managed by the Fund’s investment adviser, PowerShares Capital Management (the “Adviser”), based on a model portfolio of listed private equity companies compiled by Red Rocks Capital Partners, the “Model Portfolio.”  The Model Portfolio will be created based upon a variety of criteria, including: valuation metrics; financial data; historical performance; management; minimum market capitalization of $75 million; and the need for diversification within the Fund’s portfolio (i.e., stage of investment, type of capitalization instruments held, industry diversification and geographical diversification). The Model Portfolio may be adjusted from time to time.  While investments will generally be made in accordance with the Model Portfolio, the Adviser retains the discretion to select securities not in the Model Portfolio or to overweight or underweight securities to the extent the Adviser believes such action to be in the best interests of the Fund.

The listed private equity companies in which the Fund intends to invest include a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Fund initially intends to focus its portfolio in listed private equity companies that emphasize making equity and equity-like (preferred stock, convertible stock, warrants, etc.) investments in later stage to mature businesses, but may invest in listed private equity companies in other stages of development. In addition, the Fund may invest in the common stock of closed-end management investment companies, including business development companies, that invest in securities of U.S. and non-U.S. publicly-listed private equity companies.

The Fund’s investment objective is a fundamental policy that may be changed only with shareholder approval.  The Fund will normally invest at least 80% of its assets (net assets plus borrowings for investment purposes) in private businesses that are otherwise not available to invest in as publicly traded companies.  This policy, as well as each of the other policies described herein constitutes a non-fundamental policy that may be changed by the Fund’s Board of Trustees without shareholder approval.  Shareholders will be notified in writing, at least 60 days prior to any change in the 80% policy.  Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Other Investments

The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, swaps, forward foreign currency contracts, master limited partnerships, debt instruments, structured Notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).

The Fund’s investment objective is a fundamental policy that may be changed only with shareholder approval.  Each of the other policies described herein constitutes a non-fundamental policy that may be changed by the Fund’s Board of Trustees without shareholder approval.  Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions and Policies.”

Money Market Instruments

Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing.  U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

Futures and Options

The Fund may enter into U.S. futures contracts, options and options on futures contracts.  These futures contracts and options will be used to facilitate trading or to reduce transaction costs.  The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. The Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time.  A put option gives a holder the right to sell a specific security at a specified price within a specified period of time.  The initial purchaser of a call option pays the “writer” i.e. the party selling the option a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.  The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price.  Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices.  The Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made.  Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the fixtures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected.

Convertible Securities

The Fund may invest in convertible securities, which are generally fixed-income securities (or preferred stock) that convert into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  Convertible securities generally entail less risk that a corporation’s common stock, as they generally rank above common stock in a corporation’s capital structure.  Convertible securities are valued based on their ‘‘investment value’’ (the value of the security if it did not have a conversion privilege) and their ‘‘conversion value’’ (the value of the security if it were to be exchanged currently for the underlying security, at market value, pursuant to its conversion privilege).

Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLPs”) both domestically and internationally.  An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners.

MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions and other tax items pass through to common unitholders.

MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund’s qualification as a regulated investment company under the Code. See “U.S. Federal Income Tax Matters.”

Real Estate Investment Trusts

The Fund may invest in the securities of real estate investment trusts, both domestically and internationally.  A REIT pools investors’ funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. The Fund may invest in debt securities rated below investment grade. These securities are commonly referred to as “junk bonds.”

Structured Notes

The Fund may invest in structured notes, a form of derivative securities.  The amount of principal repayment and/or interest payments for a structured note is based on the movement of one or more ‘‘factors,’’ including currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices.  These factors may not correlate to the total rate of return on one or more underlying instruments referenced in such notes.  The impact of the movements of these factors may, in some cases, increase or decrease through the use of multipliers or deflators.  The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.  Application of a multiplier is comparable to the use of financial leverage, a speculative technique.  Leverage magnifies the potential for gain and the risk of loss.  As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.  Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer.  While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.  Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Currency Hedging

The Fund may seek to protect the value of a portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions.  The Fund may engage in currency hedging transactions without limitation, including entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, and purchasing put or call options on currencies in U.S. or foreign markets.

Futures Contracts.

The Fund also may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including stock indices or indices of U.S. government securities .  A futures contract entails an obligation on behalf of the purchaser to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price and an obligation to on behalf of the seller to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.  The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities.  Futures contracts enable the seller to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

Most futures contracts call for actual delivery or acceptance of securities, however, they are generally closed out before the settlement date without the making or taking of delivery.  Index futures contracts involve the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date.  The seller would realize a gain if the sale price exceeds the offsetting purchase price.  The seller will realize a loss if the offsetting purchase price exceeds the sale price.  Purchases of futures contracts are closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date.  The purchase would realize a gain if the offsetting sale price exceeds the purchase price, whereas the purchase would realize a loss if the purchase price exceeds the offsetting sale price.  There can be no assurance that the Fund will be able to enter into a closing transaction.

Securities index futures contracts are available with respect to several indices on various exchanges.  Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.  The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or market changes and for risk management purposes.  Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin.  The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts, the net cash amount).  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

Futures Contracts Strategies

When the Fund anticipates a significant market advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested.  Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized.  As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales.  The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund’s securities.  To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund.  Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates.  The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position.  Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of those markets.  The Fund will normally engage in transactions in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission (“CFTC”).  Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be earmarked or deposited in a segregated account with the Fund’s custodian so that the amount so earmarked or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”).  Therefore, it is not subject to the registration and regulatory requirements of the CEA.  Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s Prospectus or Statement of Additional Information.  There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Swaps

The Fund may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, and options on swaps, caps, floors or collars.  A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument.  The payment streams are calculated by reference to a specified index and agreed upon notional amount.  The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).  For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index.  The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency.  Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.  Swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.  To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute “senior securities” under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.  The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board.  These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal.  Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or as a hedge against fluctuations in future foreign exchange rates.  The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers.  A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts under various circumstances.  The Fund may use forward contracts for hedging purposes.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Adviser also may from time to time utilize forward contracts for other purposes.  For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency.  They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated.  At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts.  If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will, however, do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.  The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Lending of Portfolio Securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least 105% of the market value of the securities loaned.  The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral.  The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities in advance (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund.)  In addition, a Fund will bear the risk of loss of any cash collateral that it invests.  The Fund will lend portfolio securities only to firms that have been approved by advance by the Board of Trustees, which will monitor the creditworthiness of any such firms.

BORROWING

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.  The Fund does not intend to use leverage through the issuance of preferred shares.

RISK FACTORS

Risks of Investing in Listed Private Equity Companies

Risks of Illiquid Portfolio

Investments made by listed private equity companies are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities.  The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a listed private equity company in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments.

Concentration Risk

Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings.  A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Access to Capital Risk

Since private equity companies rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that the listed private equity companies are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted.  Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a listed private equity company held by the Fund may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Fund’s returns.  Credit downgrades may also result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Investment Restrictions

The Fund may invest in BDCs or other investment companies.  The Fund may not acquire greater than 3% of the total outstanding shares of such companies.  As a result, the Fund may be limited in its ability to invest in such companies.

Valuation Risk

Since many of the assets of listed private equity companies do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies.  Such determination requires that judgment be applied to the specific facts and circumstances.  Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a listed private equity company’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a listed private equity company’s net asset value per share and its market value.

Debt Securities Risk

Many listed private equity companies invest in mezzanine and other debt securities of privately held companies, including senior secured loans.  “Mezzanine” investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest.  Many debt investments in which private equity companies invest will not be rated by a credit rating agency such as Moody’s Moody’s or S&P, and will be below investment grade quality, as determined by the Adviser.  These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal.  Although lower grade securities are higher yielding, they are also characterized by high risk.  In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities.  Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default.  Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities.  If the issuer of lower-rated securities defaults, a listed private equity company may incur additional expenses to seek recovery.

Other Risks

General

The Fund is not a complete investment program and should only be considered as an addition to an investor’s existing diversified portfolio of investments.  The Fund is intended to be a long-term investment vehicle.  The Fund is not designed to provide investors with a means of speculating on short-term stock market movements.  Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History

The Fund is a recently organized, non-diversified, closed-end management investment company and has no operating history or history of public trading.

Market Discount Risk

As with any stock, the price of the Shares will fluctuate with market conditions and other factors.  If Shares are sold, the price received may be more or less than the original investment.  Shares of closed-

end funds frequently trade at a price below their net asset value.  This is commonly referred to as “trading at a discount.’’  This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease.  Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk.  Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.  The net asset value of the Fund will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.

Adviser Risk

The Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund may underperform relative to funds with similar investment policies.

Investment and Market Risk

An investment in the Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  Your investment in the Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Common Stock Risk

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.  The Fund’s Shares accordingly are subject to market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices.  Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities.  Overall stock values could decline generally or could underperform other investments.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.

Small and Medium-Sized Company Risk

Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies.  These companies’ stocks may be more volatile and less liquid than those of more established companies.  These stocks may have returns that vary, sometimes significantly, from the overall stock market.  Often small and medium capitalization companies and the industries in which they are focused are still evolving and, this may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities.  These additional risks may include, among others, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability, fluctuations in foreign exchange rates, future foreign economic, financial, political and social developments, different legal systems, the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation, lower trading volume, greater price volatility and illiquidity of certain non U.S. securities markets, different trading and settlement practices, less governmental supervision, changes in currency exchange rates, high and volatile rates of inflation and fluctuating interest rates.  As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s returns.  Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information will be available.  Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.  In addition, the Fund may not receive shareholder communications or be permitted to vote the depository receipts that it holds, as the issuers may be under no legal obligation to distribute them.

Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty and instability.  In addition, with respect to certain foreign countries, there is a risk of expropriation or nationalization of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability, and diplomatic developments that could affect investments in those countries.  Certain investments in non-U.S. securities also may be subject to foreign withholding taxes.

These risks often are heightened for investments in smaller, emerging capital markets.  In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.  The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Multiple Levels of Expense

The Fund may acquire shares in other companies, including investment companies and foreign investment companies.  The market value of the shares of other investment companies may differ from their net asset value.  As an investor in companies, including investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other companies.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Shares and distributions thereon can decline.

Counterparty Risk

To the extent that the Fund engages in derivatives transactions, it will be subject to credit risk with respect to the counterparties.  The Fund may obtain only a limited recovery, may obtain no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Convertible Securities Risk

Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Repurchase Agreements Risk

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest.  The collateral is marked to market daily.

Foreign Currency Considerations.

The Fund will invest in companies located in foreign countries.  The Fund is subject to the risk that the currencies in countries in which such companies operate will decline in value relative to the U.S. dollar.  The values foreign currencies of the may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments.  Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date.  If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.  The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.  In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions.  Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.  Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used.  In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.]

Risks of Lending Portfolio Securities

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater for foreign securities.  However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Trustees.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Swaps Risk

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Structured Notes Risk

The Fund may invest in structured notes.  Such investments are subject to interest rate risk, credit risk and market risk.  The Fund’s investments in structured notes may be based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices.  Based on which factor is used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  In addition, changes to the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.  Any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Master Limited Partnership Risk

Investments in securities of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

REIT Risk

The REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate.  These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.  REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.  The yield on an investment depends on the amount of income and capital appreciation generated by the real property, and if the property does not generate enough income, the ability of the real estate company to make principal and interest payments on its debt securities may be adversely affected. Furthermore, real property investments are also subject to risks that are specific to the real estate sector in which the REIT invests, such as hotel, office, healthcare and retail properties, which are often subject to specific governmental laws and regulations.  In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.  REITs pool investors’ funds for investments primarily in commercial real estate properties.  Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid their shareholders.  As a result, you will absorb duplicate levels of fees when the Fund invests in REITs.  Finally, REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Futures and Options Risk

There are several risks accompanying the utilization of futures contracts and options on futures contracts.  First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the underlying security.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of a futures position may still be large as traditionally measured due to the low margin deposits required.  In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.  The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

There is a risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation.  The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.  Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses.  In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Forward Contracts Risk

To the extent that the Fund utilizes forwards for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position.  There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon.  The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by Code requirements relating to qualification as a regulated investment company.  Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.  The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Private Placements and Restricted Securities

The Fund’s investments may include private placements or restricted securities.  These are securities which are subject to restrictions on resale because they have not been registered under the Securities Act, or which are otherwise not readily marketable.  Resale limitations on these securities may limit the Fund’s ability to promptly dispose of them at their fair market value.  In certain situations, the Fund may need to register the securities in connection with their sale, and may be subject to additional expenses and the risk of substantial delays in effecting the registration.

Under Rule 144A of the Securities Act, the Fund may sell restricted securities to qualified institutional buyers without limitation.  However, investing in Rule 144A securities will increase the level of illiquidity of the Fund’s investments to the extent that the Fund cannot find qualified institutional buyers interested in purchasing such securities.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.  Given the risks described above, an investment in the common shares may not be appropriate for all investors.  You should carefully consider your ability to assume these risks before making an investment in the Fund.

Anti-Takeover Provisions Risk

The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  Such provisions could limit the ability of shareholders to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund (other than through automatic conversion to an ETF) and a merger, liquidation, asset sale or similar transaction.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees provides broad supervision over the affairs of the Fund.  The officers of the Fund are responsible for the Fund’s operations.  The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care.  The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Investment Adviser

The Fund has contracted with the Adviser to act as its investment adviser.  The Adviser provides investment management and financial services to ETFs and other clients.  As of            , 2007, assets under management by the Adviser were approximately $       million.  Certain Trustees or officers of the Fund are also directors and/or officers of certain of the Adviser.  The address of the Adviser is 301 West Roosevelt Road, Wheaton, Illinois 60187.  In addition to managing the Fund’s portfolio, the Adviser supervises the Fund’s compliance program and provides for the general management of the business affairs of the Fund.

In its capacity as investment adviser to the Fund, the Adviser is responsible for the selection and ongoing-monitoring of the assets in the Fund’s investment portfolio.  The Adviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund’s investment objective and principal investment strategies, subject to the supervision of the Fund’s Board of Trustees.  The Adviser is responsible for the day-to-day management of the Fund’s portfolio.  The Adviser also maintains books and records with respect to the Fund’s securities transactions, and reports to the Board of Trustees on the Fund’s investments and performance.

Advisory Agreement

Under the terms of an advisory agreement (the “Advisory Agreement’’), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to       % of the Fund’s average daily net assets.  The Fund’s average daily net assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month.  The fees are payable for each calendar month as soon as practicable after the end of that month.

The Fund is responsible for all of its expenses including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commission, and the expenses connected with executions of portfolio transactions, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

If the Fund were to convert to an exchange-traded fund as set forth below under “Conversion to an Exchange-Traded Fund,” the Adviser has agreed to reduce its annual management fee to           % of the Fund’s average daily net assets.  In addition, the Fund would continue to be responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Fund’s Semi-Annual Report to Stockholders for the period ended            , 2007.

Portfolio Agreement

Pursuant to the Portfolio Agreement with the Adviser, the Red Rocks will compile the Model Portfolio.  The Adviser has agreed to pay to Red Rocks monthly, as compensation for the services rendered, a fee equal on an annual basis to          % of the Fund’s average daily net assets out of the management fee that it receives from the Fund under the Investment Advisory Agreement.  The Fund’s average daily net assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month.  The fees are payable for each calendar month as soon as practicable after the end of that month.

Administration Agreement

The Fund will enter into an administration agreement with              , pursuant to which will provide certain administrative and accounting services to the Fund.  Under the administration agreement, the Fund will pay the Adviser a monthly fee equal to           % of the Fund’s average daily net assets.

Portfolio Management

The Fund’s principal portfolio manager is John W. Southard Jr., CFA, MBA.  Mr. Southard is a Managing Director of the Adviser, and has been with the firm since its inception.  Prior to his current position, he was a Senior Equity Analyst at Charles A. Schwab & Company Securities.  Prior to his work at Charles A. Schwab & Company Securities, Mr. Southard was a portfolio manager and equity analyst at First Trust Portfolios LP (formerly, “Niké Securities LP”).  The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute dividends of all or a portion of its net investment income quarterly to holders of Shares.  It is expected that the Fund will commence paying dividends to holders of Shares within approximately 60 to 90 days of the date of this Prospectus.  Dividends and distributions may be payable in the manner determined by the Trustees, including cash or Shares with the option to receive cash in lieu of the Shares.  For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute all or substantially all of its net investment income for each year.  All or substantially all net realized capital gains, if any, also will be distributed to the Fund’s shareholders at least annually.

See “Automatic Dividend Reinvestment Plan’’ for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in Shares.  Dividends and distributions may be taxable to shareholders whether they are reinvested in Shares of the Fund or received in cash.

The yield on the Fund’s Shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates, the Fund’s net assets and its operating expenses.  Consequently, the Fund cannot guarantee any particular yield on its Shares and the yield for any given period is not an indication or representation of future yields on the Fund’s Shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan’’), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by                 , as agent for shareholders in administering the Plan (the “Plan Agent’’), in additional Shares of the Fund.  In the event a dividend or capital gains distribution is declared in Shares with the option to take cash and the Shares are trading at a “market discount,’’ as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan.  Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent.  Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends’’) payable either in Shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares.  The Shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“newly issued shares’’) or (ii) by purchase of outstanding Shares on the open market (open-market purchases) on the              Exchange or elsewhere.  If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium’’), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant.  The number of newly issued Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.  If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount’’), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases.  Prior to the time Shares commence trading on the            Exchange, participants in the Plan will receive any dividends in newly issued shares.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the Shares trade on an “ ex-dividend’’ basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in Shares acquired in open-market purchases.  It is contemplated that the Fund will pay monthly income dividends.  Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days.  If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued shares on the dividend payment date.  Because of the foregoing difficulty with respect to open-market purchases, the

Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records.  Dividend reinvestment is confirmed quarterly.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those Shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.  See “Federal Income Tax Matters.’’

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the market price plus commissions of the Fund’s Shares is higher than the net asset value per share, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares.  If the market price plus commissions is below the net asset value per share, participants receive distributions of Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares.  However, there may be in sufficient Shares available in the market to make distributions in Shares at prices below the net asset value.  Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at            .

If the Fund converts to an ETF, the Fund would no longer offer the Plan.  Distributions in cash may then be reinvested automatically in additional whole Shares only if the broker through whom a shareholder purchased Shares makes such option available.

CLOSED-END FUND STRUCTURE

The Fund is a recently organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value.  Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value per share.  Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than their net asset value (at a “premium’’) and during other periods have traded at prices below their net asset value (at a “discount’’).  This is in part because the market price reflects the dividend yield on the Shares.  When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate.  To the extent the Shares do trade at a discount, the Fund’s Declaration of Trust provides for an automatic conversion to an ETF, as set forth below.

AUTOMATIC CONVERSION TO EXCHANGE-TRADED FUND

Automatic Conversion Provision

The Fund’s conversion to an ETF will occur automatically following the occurrence of the conditions described below without requiring a vote of the shareholders of the Fund.

The Declaration of Trust provides that, beginning after 180 days from the date of the initial public offering, the Fund will be required to automatically convert into an ETF if its Shares close at a median discount of 3% or greater to the net asset value of the Fund over any period of 30 consecutive days.*  This provision may be amended only by the affirmative vote of the holders at least 75% of the Fund’s outstanding voting securities.

Once the Automatic Conversion Provision has been triggered, the Fund will be required to take steps to convert to an ETF from a closed-end investment company even if the Fund ceases to trade at a 3% or greater discount to the net asset value of the Fund.  As soon as practicable after the Automatic Conversion Provision is triggered, the Fund will file a registration statement with the SEC to register as an ETF and the conversion will be effective as of the date that the registration statement is declared effective by the Commission.  In the event that the Fund converts to an ETF, the ETF will seek to replicate the price and yield performance (before fees and expenses) of an index of global listed private equity companies created by Red Rocks based on the same methodology utilized by Red Rocks in creating the Model Portfolio.  No approval of the shareholders of the Fund would be necessary to convert to an ETF.  The disclosure concerning the Fund contained in such registration statement will be substantially identical to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of Shares and any other item pertaining to ETFs.

*  Patent pending.

If the Fund converts to an ETF, its Shares will continue to be listed and traded on the Exchange.  In addition, it will continuously issue and offer for sale Shares in large blocks of 100,000 Shares (with each block of 100,000 Shares called a “Creation Unit”) or multiples thereof.  Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current net asset value per share.  Shares will not be redeemable except when aggregated in Creation Units.  Creation Units will be issued and redeemed principally in kind for securities included in an Index selected or created by Red Rocks.  The Fund’s investment objective and policies would not change as a result of conversion to an ETF.

The conversion of the Fund from a closed end fund into an ETF will not constitute a taxable event to the Fund or the Fund’s shareholders under U.S. federal income tax principles.

Unlike interests in conventional mutual funds, the shares of an ETF are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

CREATIONS AND REDEMPTIONS

If the Fund converts to an ETF, investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Set forth below is a brief description of the procedures that would be applicable to purchase and redemption of Creation Units.  For more detailed information, see “Conversion To An Exchange-Traded Fund—Creation And Redemption Of Creation Unit Aggregations” in the Statement of Additional Information.

Purchase

In order to purchase Creation Units of the Fund if the Fund converts to an ETF, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included an index selected by the research provide (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.”  The list of the names and the numbers of shares of the Deposit Securities would be made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the Exchange.  The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the Depositary Trust Company (“DTC Participant”) that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”).  All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the         Exchange (ordinarily 4:00 p.m., New York time) (“Closing Time”) in order to receive that day’s closing net asset value per share.  In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 3:00 p.m., New York time.  A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.  See “Conversion To An Exchange-Traded Fund—Creation And Redemption Of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $          (the “Creation Transaction Fee”) would be applicable to each transaction regardless of the number of Creation Units purchased in the transaction.  An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units.  See “Automatic Conversion To An Exchange-Traded Fund—Creation And Redemption Of Creation Unit Aggregations” in the Statement of Additional Information.  The price for each Creation Unit will equal the daily net asset value per share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.  See “Automatic Conversion To An Exchange-Traded Fund—Creation And Redemption Of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.  For more details, see “Automatic Conversion To An Exchange-Traded Fund—Creation And Redemption Of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption

The Fund’s custodian will make available immediately prior to the opening of business each day of the             Exchange, through the facilities of the NSCC, the list of the names and the numbers of Shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”).  Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.  Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes.  Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder.  For more details, see “Automatic Conversion To An Exchange-Traded Fund—Creation And Redemption Of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units may only be effected by or through an Authorized Participant.  An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the            Exchange (ordinarily 4:00 p.m.) in order to receive that day’s closing net asset value per Share.  In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed redemption transaction fee of $          (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.  An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash.  The Fund reserves the right to effect redemptions in cash.  A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.  See “Automatic Conversion To An Exchange-Traded Fund—Creation And Redemption Of Creation Unit Aggregations” in the Statement of Additional Information.

Distribution Fee

Upon conversion to an ETF, the Fund would be authorized to institute a distribution plan pursuant to Rule 12b-1 of the 1940 Act, although there is no expectation that such a fee would be imposed.  Pursuant to the Plan, the Fund would be permitted to incur distribution expenses related to the sale of its Shares of up to 0.25% per annum of the Fund’s average daily net assets.  The Plan would provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund’s Shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its distributor.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Shares of the Fund.  This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances.  This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their Shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities.  In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences.  The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS’’) retroactively or prospectively.  No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of interests in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to be treated and to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code 1986, as amended (the “Code”), and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders.  In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets.  If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain’’ (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain.  If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Plan.  For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Shares of the Fund.  In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held Shares of the Fund.  However, as discussed below, the Fund may not generate much or any net capital gain from its investments in non-U.S. listed private equity companies.  For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels.  In general, the Fund does not expect to receive qualified dividend income with respect to its investments in non-U.S. corporations.  It is expected that a portion of the non-U.S. listed private equity companies in which the Fund invests will be classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes.  Absent making certain elections, an investment in a PFIC can result in materially adverse consequences for U.S. investors and the Fund.  Therefore, the Fund intends to elect to “mark-to-market” all shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value.  Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling its interest in the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC.  To the extent that the Fund’s loss with respect to the PFIC exceeds such limitation, the loss will generally be capital loss.  Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to 8 years following the taxable year in which the loss was recognized.  However, the Fund may not generate much or any capital gain from its investments in non-U.S. listed private equity companies.  By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions that it received from its investments.  Accordingly, the Fund may need to borrow money or dispose of its interests in the listed private-equity companies in order to make the required distributions.  If the Fund does not make the “mark-to-market” election with respect to its investments in PFICs, it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its Shares and any such amount in excess of that basis will be treated as gain from the sale of Shares, as discussed below.  The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Shareholders receiving a distribution in the form of additional Shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the Shares received, determined as of the distribution date.  The basis of such Shares will equal the amount of the distribution.  The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional Shares of the Fund will receive a report as to the net asset value of those Shares.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate Shares of such undistributed amount, and (ii) will be entitled to credit their proportionate Shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Sales and other dispositions of the Fund’s Shares generally are taxable events for shareholders that are subject to tax.  Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s Shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the Shares sold.  Such gain or loss generally will be treated as long-term gain or loss if the Shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.  Any loss recognized by a shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such Shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such Shares.  Losses on sales or other dispositions of Shares may be disallowed under “wash sale’’ rules in the event substantially identical Shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares.  The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund’s Shares paid to certain holders of the Fund’s Shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders.  As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive.  A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

NET ASSET VALUE

           calculates the Fund’s net asset value at the close of regular trading (normally 4:00 p.m. New York time) every day the             Exchange is open.  Net asset value is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Trust’s Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks and other equity securities are valued at the last sales price that day or in the case of the NASDAQ, at the NASDAQ official closing price.  When price quotes are not readily available, securities will be valued at fair value.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of shares, with or without par value, for such consideration and on such terms as the Trustees may determine, and shall initially consist of an unlimited number of common shares, no par value, per share.  The Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the Trustees may determine.  The Trustees may establish one or more additional series or classes of shares and series of any such shares, including preferred shares, from time to time and may set or change in any one or more respects the designations, preferences, conversion or other rights or features, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Shares. The Board of Trustees, without shareholder approval, is authorized to amend the Declaration.  The Fund is also authorized to issue other securities, including debt securities.

Shares, when issued and outstanding, will be fully paid and non-assessable. Under Massachusetts law, shareholders in certain circumstances could be held personally liable for the obligations of the Fund.  However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees.  The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund.  Common shareholders are entitled to one vote for each share held.

The Fund will send unaudited semi-annual reports and audited annual financial statements to all of its shareholders.

The Adviser provided the initial capital for the Fund by purchasing common shares of the Fund.  As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares of the Fund.  The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares of the Fund.

CERTAIN PROVISIONS OF THE AGREEMENT AND
DECLARATION OF TRUST AND BY-LAWS

The Declaration of Trust (the “Declaration”) includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Under the Declaration, the Board of Trustees is divided into three classes of approximately equal size.  The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year. This provision of the Declaration may not be changed with a vote of at least 75% of the Trustees then in office.

A Trustee may be removed from office with or without cause by a vote of at least 75% of the Trustees or by a vote of the holders of at least 75% of the Shares entitled to be voted on the matter.

The Declaration requires a shareholder vote only on those matters where the Investment Company Act of 1940 or the Fund’s listing with an exchange require a shareholder vote, and on a change to the automatic conversion feature contained in the Declaration, but otherwise permits the Trustees to take actions without seeking the consent of shareholders.  Therefore, the Trustees may approve reorganizations between the Fund and another entity, such as another closed end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval.  Where a shareholder vote is required, however, the Declaration requires the favorable vote of at least 75% of the Funds shares to approve the following:

•                  a reorganization, merger or consolidation or statutory share exchange of the Fund with or into any other entity;

•                  a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•                  the conversion of the Fund into an open-end investment company;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the Declaration, in which case the affirmative vote of “a majority of the outstanding voting securities’’ (as defined in the 1940 Act) of the Fund Shares is required.

The Declaration of Trust also contains the Automatic Conversion Provision, and provides that the Automatic Conversion Provision may only be amended by the affirmative vote of at least 75% of the Fund’s outstanding Shares.  See “Automatic Conversion to an Exchange-Traded Fund.”

Shareholders of a mutual fund may require the company to redeem their Shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption.  All redemptions will be made in cash.  If the Fund is converted to a mutual fund, it could be required to liquidate portfolio securities to meet requests for redemption, and the Shares would no longer be listed on the             Exchange.

Conversion to an ETF would also require changes in certain of the Fund’s investment policies and restrictions.

The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding Shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of Shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities’’ (as defined in the 1940 Act) of the Fund shall be required.  For purposes of these provisions, a 5% or greater holder of a class or series of Shares (a “Principal Shareholder’’) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of any class or series of Shares of beneficial interest of the Fund.  The 5% holder transactions subject to these special approval requirements are:

•                  the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•                  the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

•                  the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

•                  the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

The Declaration further provides that the Trustees have the power, to the exclusion of shareholders, to make, alter or repeal any provisions of the Declaration or the By-Laws (except with respect to the automatic conversion feature of the Declaration which requires a 75% shareholder vote for its amendment).  The Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders.  With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions).  In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws.  Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.  If the Fund converts to an ETF, it would no longer be required to hold annual meetings of shareholders.

UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated              , 2007, each underwriter named below, for which            is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Shares set forth opposite the name of such underwriter.

Underwriter	Number of Shares

[TO BE PROVIDED]

Total

The purchase agreement provides that the obligations of the underwriters to purchase the Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.  The underwriters are obligated to purchase all the Shares sold under the purchase agreement if any of the Shares are purchased.  In the purchase agreement, the Fund and the Adviser have jointly agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Shares to certain dealers at the public offering price less a concession not in excess of $                per share.  The sales load the Fund will pay of $                 per share is equal to                 % of the initial offering price.  The underwriters may allow, and the dealers may reallow, a discount not in excess of $               per share on sales to other dealers.  After the initial public offering, the public offering price, concession and discount may be changed.  Investors must pay for any Shares purchased on or before                 , 2007.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Fund.  The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Overallotment Option	With Overallotment Option
Public offering price	$	$	$
Sales load	$	$	$
Estimated offering expenses	$	$	$
Proceeds, after expenses, to the Fund	$	$	$

Overallotment Option

The Fund has granted the underwriters an option to purchase up to                additional Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover any overallotments.  If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund’s Shares.  However, the representative may engage in transactions that stabilize the price of Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Fund’s Shares in connection with the offering, that is, if they sell more Shares than are listed on the cover of this Prospectus, the representatives may reduce that short position by purchasing Shares in the open market.  The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above.  The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares are repurchased by the syndicate in stabilizing or covering transactions.  Purchases of Shares to stabilize its price or to reduce a short position may cause the price of the Fund’s Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of Shares.  In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the Fund’s portfolio transactions.  The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

The Shares will be sold to ensure that                Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

The address of                is                ..

The sum total of all compensation to underwriters in connection with this public offering of Shares, including sales load and all forms of compensation to or reimbursement of underwriters, will be limited to 9.0% of the total price to the public of the Shares sold in this offering.  Once this 9.0% limit is reached, any payments of additional compensation by the Adviser to                will cease.

In connection with this offering, certain of the underwriters or dealers may distribute prospectuses electronically.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
REGISTRAR AND DIVIDEND DISBURSING AGENT

               will serve as the Fund’s administrator, custodian, transfer agent, registrar and dividend disbursing agent for the Fund’s Shares.

VALIDITY OF SHARES

Certain legal matters in connection with the Shares offered hereby have been passed upon for the Fund by Clifford Chance US LLP, New York, New York and Bingham McCutchen LLP, Boston, Massachusetts.  Certain matters have been passed upon for the underwriters by                 ..  Clifford Chance US LLP and                 may rely on the opinion of Bingham McCutchen LLP as to certain matters of Massachusetts law.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Page
General Description of the Fund
Exchange Listing and Trading
Investment Restrictions and Policies
Investment Policies and Risks
General Considerations and Risks
Management
Brokerage Transactions
Additional Information Concerning the Fund
Conversion to an Exchange-Traded Fund
Taxes
Federal Tax Treatment of Futures and Options Contracts
Determination of NAV Dividends and Distributions
Miscellaneous Information
Financial Statements
Appendix A — Proxy Voting Policies and Procedures	A-1

Until              , 2007 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a Prospectus.  This is in addition to the dealer’s obligation to deliver a Prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.

Shares

[LOGO]

PowerShares ACCE Global Listed Private EquitySM Fund

Shares of Beneficial Interest

$            per Share

PROSPECTUS

[UNDERWRITERS]

       , 2007

SUBJECT TO COMPLETION, DATED APRIL 13, 2007

The information in this Statement of Additional Information is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Investment Company Act File No. 811-21709

PowerShares ACCE* Global Listed Private EquitySM Fund

Statement of Additional Information

Dated       , 2007

This Statement of Additional Information is not a Prospectus.  It should be read in conjunction with the Prospectus dated          , 2007 for the PowerShares ACCE Global Listed Private EquitySM Fund.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187 or by calling toll free (800) 983-0903.

*              Patent pending.

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GENERAL DESCRIPTION OF THE FUND

The Fund was organized as a Massachusetts business trust on January 28, 2005.  The Fund is a closed-end, non-diversified, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The common shares of beneficial interest of the Fund are referred to herein as “Shares.”

The Fund is managed by PowerShares Capital Management LLC (the “Adviser”).

Fund intends to list the Shares described in the Prospectus on the           Exchange (the “Exchange”), subject to notice of issuance.  Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares will continue to be met.  The Exchange may, but is not required to, remove the Shares from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

The Fund’s investment objective is to seek total return.  The Fund will pursue its investment objective by investing at least 80% of its net assets in securities of U.S. and non-U.S. publicly-listed private equity companies, including financial institutions or other vehicles whose principal business is to invest in and lend capital to privately-held companies (collectively, “listed private equity companies”).  Listed private equity companies may include, among others, business development companies, investment holding companies, special purpose acquisition corporations, publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, closed-end funds, financial institutions that lend to or invest in privately held companies and any other vehicle whose primary purpose is to invest in privately held companies.  The underlying assets of listed private equity companies may be domiciled domestically or abroad.  The Fund initially intends to invest in the securities of issuers domiciled in the United States, Canada, United Kingdom, Germany, Switzerland, Denmark, Luxembourg, The Netherlands, Belgium, Spain, Italy, France, Russia, Japan, Korea, Australia, Singapore, Brazil and Mexico or primarily listed on an exchange in such countries.  There can be no assurance that the Fund will achieve its investment objective.

Investment Restrictions

The Board has adopted as fundamental policies the Fund’s investment restrictions, numbered (1) through (7) below.  The Fund, as a fundamental policy, may not:

(1)           Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)           Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3)           Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)           Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)           Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts, or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)           Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)           Issue senior securities, except as permitted under the 1940 Act.

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Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.”  As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees.  The Fund may not:

(1)           Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)           Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3)           Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)           Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)           Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

As identified in the Prospectus, the Fund is subject to a non-fundamental investment policy relating to the type of security identified in the Fund’s name, pursuant to which the Fund will normally invest at least 80% of its assets in securities of U.S. and non-U.S. publicly-listed private equity companies, including financial institutions or other vehicles whose principal business is to invest in and lend capital to privately-held companies, collectively, “listed private equity companies.”  This policy may be amended by the Board subject to 60 days’ written notice to shareholders.

INVESTMENT POLICIES AND RISKS

Loans of Portfolio Securities.  The Fund may lend its investment securities to approved borrowers.  Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Fund’s Board, so long as the terms, the structure and the aggregate amount of such loans are not

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inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 105% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan.  From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements.  The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date.  These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest.  Repurchase agreements may be characterized as loans secured by the underlying securities.  The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”).  The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest.  The collateral is marked to market daily.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing.  The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date.  Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities.  Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash.  Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund.  The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets.  The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.  Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments.  The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity.  The instruments in which the Fund may

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invest include:  (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds.  CDs are short-term negotiable obligations of commercial banks.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds).  Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Real Estate Investment Trusts (“REITs”).  The Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors’ funds for investments primarily in commercial real estate properties.  Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry.  As a shareholder in a REIT, the Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees.  At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities.  Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options.  The Fund may enter into U.S. futures contracts, options and options on futures contracts.  These futures contracts and options will be used to facilitate trading or to reduce transaction costs.  The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange.  The Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time.  A put option gives a holder the right to sell a specific security at a specified price within a specified period of time.  The initial purchaser of a call option pays the “writer” i.e., the party selling the option a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.  The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price.  Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices.  The Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made.  Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

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An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the fixtures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs.  Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund.  The potential for loss related to writing call options on equity securities or indexes is unlimited.  The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts.  The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”).  Therefore, it is not subject to the registration and regulatory requirements of the CEA.  Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund’s Prospectus and this Statement of Additional Information.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded).  This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Currency Hedging.  The Fund may seek to protect the value of a portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions.  The Fund may engage in currency hedging transactions without limitation, including entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, and purchasing put or call options on currencies in U.S. or foreign markets.

Forward Foreign Currency Exchange Contracts.  The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or as a hedge against fluctuations in future foreign exchange rates.  The Fund

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may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers.  A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts under various circumstances.  The Fund may use forward contracts  for hedging purposes.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Adviser also may from time to time utilize forward contracts for other purposes.  For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency.  They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated.  At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts.  If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will, however, do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

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Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.  The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Structured Notes.  Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices.  Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes.  In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.  Application of a multiplier is comparable to the use of financial leverage, a speculative technique.  Leverage magnifies the potential for gain and the risk of loss.  As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.  Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer.  While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.  Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured notes are subject to interest rate risk, credit risk and market risk.  The Fund’s investments in structured notes may be based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices.  Based on which factor is used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  In addition, changes to the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.  Any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset.  In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset.  Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks.  For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or

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otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the “Principal Risks of Investing in the Funds” and “Additional Risks” sections.  The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of the Shares).  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change.  These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks.  Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities.  There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid.  The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts.  First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the underlying security.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

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The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited.  The Fund does not plan to use futures and options contracts in this way.  The risk of a futures position may still be large as traditionally measured due to the low margin deposits required.  In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.  The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

There is a risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation.  The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.  Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses.  In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Foreign Currency Considerations.  The Fund will in companies located in foreign countries.  The Fund is subject to the risk that the currencies in countries in which such companies operate will decline in value relative to the U.S. dollar.  The values foreign currencies of the may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments.  Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date.  If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.  The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.  In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus,

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a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions.  Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.  Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used.  In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Risks of Lending Portfolio Securities.  There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater for foreign securities.  However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Trustees.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Forward Contracts Risk.  To the extent that the Fund utilizes forwards for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position.  There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon.  The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by Code requirements relating to qualification as a regulated investment company.  Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.  The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Swaps Risk.  Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market values, interest rates, and

11

currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees.  The Fund currently has       Trustees.         Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser.  These are the “non-interested” or “independent” Trustees (“Independent Trustees”).  The other Trustee (the “Management Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser.  As of the date of this SAI, the Fund Complex consists of the Fund, the      portfolios of the PowerShares Exchange-Traded Fund Trust and      other funds for which an affiliate of the Adviser serves as investment adviser.

Name, Address and Age Independent Trustees	Position(s) with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[to be provided]

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The Trustees who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustees	Position(s) with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[to be provided]

Name and Address of Executive Officer	Position(s) with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

[to be provided]

*                 This is the period for which the Trustee/Officer began serving the Fund.  Each Officer serves an indefinite term, until his successor is elected.

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For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2006)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2006)

[to be provided]

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

The PowerShares Exchange-Traded Fund Trust and the Fund pay each Independent Trustee an annual retainer of $50,000, a per-meeting fee of $3,000 for each Board meeting attended and a per-meeting fee of $1,000 for each committee meeting attended, and each committee chair receives an additional fee of $5,000 per year.  The PowerShares Exchange-Traded Fund Trust and the Fund also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings.

The Board has an Audit Committee, consisting of the       Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.  Messrs.       currently serve as members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls.  Each Independent Trustee is also ‘‘independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”).

The Board also has a Nominating and Governance Committee consisting of the     Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.  Messrs.       currently serve as members of the Nominating and Governance Committee.  The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership.  The Board will consider recommendations for trustee from shareholders.

The Trustees’ fees are allocated among the funds in the Fund Complex based on net assets.  The following table shows the estimated aggregate compensation to be paid by the Fund to each of the Fund’s Trustees, as well as the aggregate compensation payable to each of the Fund’s Trustees for the fiscal year ended April 30, 2006 by the Fund Complex (none of which was paid by the Fund):

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Name of Trustee	Estimated Aggregate Compensation From Fund	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex

[to be provided]

The officers and Trustees of the Fund, in the aggregate, own less than 1% of the shares of the Fund.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisors and investors.  The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches.  Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund.  The Adviser also administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions.  In managing the Fund’s investments, the principal portfolio manager is John Southard.

Mr. Southard is compensated with a fixed salary amount pursuant to a written executive employment agreement with the Adviser.  Mr. Southard is eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee.  There is no policy regarding, or agreement with, Mr. Southard or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by Mr. Southard.

As of     , 2007 Mr. Southard managed      registered investment companies with a total of approximately $         in assets;       pooled investment vehicles other than registered investment companies with a total of approximately $      million in assets; and other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $      million in assets of these other accounts, accounts with a total of approximately $      in assets had performance based fees.

As of        , 2007, Mr. Southard did not own any securities of the Fund.

Pursuant to an Investment Advisory Agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee equal to      % of its average daily net assets.  The fee is incurred daily and payable monthly.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Investment Advisory Agreement continues until        , 2008, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.  The Agreement terminates automatically upon assignment and is terminable at any time without penalty by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the

15

Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

If the Fund were to convert to an exchange-traded fund as set forth below under “Conversion to an Exchange-Traded Fund,” the Adviser has agreed to reduce its annual management fee to     % of the Fund’s average daily net assets.  In addition, the Fund would continue to be responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Fund’s Semi-Annual Report to Stockholders for the period ended      , 2007.

PowerShares Capital Management LLC, organized February 7, 2003, is located at the 301 West Roosevelt Road, Wheaton, Illinois 60187.

Red Rocks Capital Partners (“Red Rocks”).  The listed private equity companies in which the Fund will invest will be managed by the Fund’s investment adviser, PowerShares Capital Management, based on a model portfolio of listed private equity companies compiled by Red Rocks Capital Partners, the “Model Portfolio.”  Red Rocks’ principal address is 603 Park Point Drive, Suite 200, Golden, CO, 80401.

Pursuant to an agreement with the Adviser, Red Rocks will create the Model Portfolio (the “Portfolio Agreement”).  Red Rocks will compile the Model Portfolio.  The Adviser has agreed to pay to Red Rocks monthly, as compensation for the services rendered, a fee equal on an annual basis to     % of the Fund’s average daily net assets out of the management fee that it receives from the Fund under the Investment Advisory Agreement.  The Fund’s average daily net assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month.  The fees are payable for each calendar month as soon as practicable after the end of that month.

Administrator.       (“      “) serves as Administrator for the Fund.  Its principal address is       .

     serves as Administrator for the Fund pursuant to an Administrative Services Agreement.  Under the Administrative Services Agreement,          is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Fund and the Fund.         will generally assist in all aspects of the Fund’s and the Funds’ operations; supply and maintain office facilities (which may be in        ‘s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

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Pursuant to the Administrative Services Agreement between            and the Fund, the Fund has agreed to pay an annual administrative services fee of        % of its average daily net assets.

Custodian, Transfer Agent and Fund Accounting Agent.

        , located at        also serves as custodian for the Fund pursuant to a Custodian Agreement.  As custodian,          hold the Fund’s assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses.        also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement.  Further,          serves as Fund Accounting Agent pursuant to a Fund Accounting Agreement.           may be reimbursed by the Funds for its out-of-pocket expenses.

Pursuant to the Custodian Agreement between            and the Fund, the Fund has agreed to pay an annual custody fee of       % of its average daily net assets.

Pursuant to the Transfer Agency Agreement between              and the Fund, the Fund has agreed to an annual minimum transfer agency fee of $       .

Pursuant to the Fund Accounting Agreement between             and the Fund, the Fund has agreed to pay an annual fund accounting fee of        % of its average daily net assets.

OTHER INFORMATION

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

BROKERAGE TRANSACTIONS

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions.  The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities.  If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser.  In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.  However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower

17

brokerage commissions will be beneficial to the Funds.  The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE FUND

The Fund is a closed-end, non-diversified, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Fund was organized as a Massachusetts business trust under its Declaration of Trust (the “Declaration”) on January 28, 2005.

Each Share issued has a pro rata interest in the assets of the Fund.  Shares have no preemptive, exchange, subscription or conversion rights, except as may be determined by the Trustees, and are freely transferable.  Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.

The Declaration requires a shareholder vote only on those matters where the 1940 Act or the Fund’s listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders.  For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed end fund, and the sale of all or substantially all of its assets, or the termination of the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding three-quarters of the voting power of the Trust, or by a vote of three-quarters of the remaining Trustees.  The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of three-quarters of the Trustees.  The Fund’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration.  The Declaration may, except with respect to the provisions relating to the automatic conversion to an ETF as described below under “Conversion to an Exchange-Traded Fund,”  be amended or supplemented by the Trustees in any respect without a shareholder vote.  The Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.  The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as the Trustees otherwise determine, and ownership of Shares may be disclosed by the Fund if so required by law or regulation.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious investor demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated Shareholders must first be made on the Trustees.  The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand.  Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.  In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.  The Declaration further provides that Shareholders owning beneficial interests representing at least 5% of the voting power of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances.  If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorney’s fee.  The Declaration also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

As a closed-end fund listed on the Exchange, the Fund is required to hold annual meetings of shareholders.  If the Fund were to convert to an exchange-traded fund as set forth below under “Conversion to an Exchange-Traded Fund,” it would not be required to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.  However, the Fund’s Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees.  The Fund’s Declaration further provides for indemnification out of the assets and property of the Fund for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.  The Fund believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.  The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Fund does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Fund, c/o the Adviser, 301 West Roosevelt Road, Wheaton, Illinois 60187.

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Control Persons.  No single person beneficially owns 5% or more of the Fund’s voting securities.

DTC Acts as Securities Depository for Fund Shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the Exchange and the NASD.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the Shares of the Funds held by each DTC Participant.  The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Fund shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Fund has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Fund shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board of Trustees of the Fund has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.  The Board of Trustees will periodically review the Fund’s proxy voting record.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31.  Form N-PX for the Funds also is available at no charge upon request by calling 800.983.0903 or by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187.  The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule.  The Fund is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q.  Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund’s Form N-Q is available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy.  The Fund has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings.  The Board of Trustees of the Fund must approve all material amendments to this policy.  The Fund, the Adviser and        will not disseminate non-public information concerning the Fund.

If the Fund were to convert to an ETF, the Fund’s portfolio holdings would be publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites.  The Fund, the Adviser and          will not disseminate non-public information concerning the Fund.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser (collectively the “Codes”).  The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser and the Distributor (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.  The Codes are on file with the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The Codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

20

Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

CONVERSION TO AN EXCHANGE-TRADED FUND

Automatic Conversion Provision.  The Declaration of Trust provides that, beginning after 180 days from the date of the initial public offering, the Fund will be required to automatically convert into an ETF if its Shares close at median discount of 3% or greater to the net asset value of the Fund over any period of 30 consecutive days.*  This provision may be amended only by the affirmative vote of the holders at least 75% of the Fund’s outstanding voting securities.  The Fund’s conversion to an ETF will occur automatically upon the occurrence of the conditions described below without a vote of the shareholders of the Fund.

Once the automatic conversion provision is triggered, the Fund will be required to take steps to convert to an ETF even if the Fund ceases to trade at a 3% or greater discount to the net asset value of the Fund.  As soon as practicable after the automatic conversion provision is triggered, the Fund will file a registration statement with the SEC to register as an ETF and the conversion will be effective as of the date that the registration statement is declared effective by the SEC.  In the event that the Fund converts to an ETF, the ETF will seek to replicate the price and yield performance (before fees and expenses) of an index of global listed private equity companies to be created by Red Rocks based on the same methodology utilized by Red Rocks in creating the Model Portfolio (the “Underlying Index”).  No approval of the shareholders of the Fund would be necessary to convert to an ETF.  The disclosure concerning the Fund contained in such registration statement will be substantially identical to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of shares and any other item pertaining to ETFs.

If the Fund converts to an ETF, its shares will continue to be listed and traded on the Exchange.  In addition, it  will continuously issue and offer for sale shares in large blocks of 100,000 shares (with each block of 100,000 shares called a “Creation Unit”) or multiples thereof.  Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current net asset value per share.  Shares will not be redeemable except when aggregated in Creation Units.  Creation Units will be issued and redeemed principally in kind for securities included in the Underlying Index.  The Fund’s investment objective and policies would not change as a result of conversion to an exchange-traded fund.

If the Fund converts to an ETF, investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Set forth below is a description of the procedures that would be applicable to purchase and redemption of Creation Units.

Creation and Redemption of Creation Unit Aggregations

Creation.  If the Fund converts to an ETF, the Fund will issue and sell Shares only in Creation Unit Aggregations on a continuous basis through an entity that will distribute the Shares (the “Distributor”), without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

*              Patent pending.

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A “Business Day” is any day on which the Exchange is open for business.  As of the date of this SAI, the Exchange observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash.  The consideration for purchase of Creation Unit Aggregations of a Fund will generally consist of the in-kind deposit of a designated portfolio of equity securities — the “Deposit Securities” — per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the index (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below.  Together, the Deposit Securities and the Cash Component will constitute the “Fund Deposit”, which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount.  The Cash Component will serve the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below).  The Cash Component will be an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Fund’s Custodian (the “Custodian”), through the National Securities Clearing Corporation (“NSCC”) (discussed below), will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the then current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit will be applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit will change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund.  The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the index.  In addition, the Fund reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason.  Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders.  The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the index or resulting from certain corporate actions.

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In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also will make available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations.  To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below).  A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement.  All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares as next determined on such date after receipt of the order in proper form.  In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date.  A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason.  The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections).  Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant.  In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.  Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.  Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and

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the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC.  Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement.  The Participant Agreement will authorize the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order.  Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Fund, together with such additional information as may be required by the Distributor.  An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor.  A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC.  The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date.  An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.  However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled.  Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component.  The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units.  (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since,

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in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities.  To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities.  Authorized Participants will be liable to the Fund and the Fund for the costs incurred by the Fund in connection with any such purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases.  The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited into the Fund.  In addition, a transaction fee, as listed below, will be charged in all cases.  The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations.  The Fund reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if:  (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Fund, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders.  Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.  The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person.  The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

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Creation Transaction Fee.  Investors will be required to pay a fixed creation transaction fee, described below, payable to            regardless of the number of creations made each day.  An additional charge of up to three times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Fund’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities).  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

The Standard Creation/Redemption Transaction Fee for the Fund will be $        .  The Maximum Creation/Redemption Transaction Fee for the Fund will be $         .

Redemption of Fund Shares in Creation Units Aggregations.  If the Fund converts to an ETF, Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day.  The Fund will not redeem Shares in amounts less than Creation Unit Aggregations.  Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Fund.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

The Custodian, through the NSCC, will make available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day.  Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below.  In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may he incurred by the Fund.  An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed.  Investors will also bear the costs of transferring the Fund Securities from the Fund to their account or on their order.  Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.  The redemption transaction fees for the Fund are the same as the creation fees set forth above.

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Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement.  An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined.  An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day.  The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement.  A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC.  An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time, (for the Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Fund has deemed an order for redemption outside the Clearing Process received, the Fund will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Fund.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Fund.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either (i) the requisite number of Shares are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to

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the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

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The chart below describes in further detail the placement of redemption orders outside the clearing process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)

Creation through NSCC

Standard Orders	4:00 p.m. Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. Order must be received by the Distributor. Orders received after 3:00 p.m. will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Fund of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	1:00 p.m. Missing Deposit Securities are due to the Fund or the Fund may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered

Custom Orders	3:00 p.m. Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Orders Custodian.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 3:00 p.m. will be treated as standard orders	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m.

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 3:00 p.m. will be treated as standard orders.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m.

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

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TAXES

The Fund intends to be treated and to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code.  To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year.  The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund.  The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Under current law, long-term capital gains tax rates have generally been reduced for non-corporate tax payers to a maximum of 15% for taxable years beginning before January 1, 2011.  In addition, some ordinary dividends declared and paid by the Fund to individual shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.  The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction.  In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains as discussed above.

It is expected that a portion of the non-U.S. listed private equity companies in which the Fund invests will be classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes.  Absent making certain elections, an investment in a PFIC can result in materially adverse consequences for U.S. investors and the Fund.  Therefore, the Fund intends to elect to “mark-to-market” all shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value.  Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling its interest in the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC.  To the extent that the Fund’s loss with respect to the PFIC exceeds such limitation, the loss will generally be capital loss.  Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to 8 years following the taxable year in which the loss was recognized.  However, the Fund may not generate much or any capital gain from its investments in non-U.S. listed private equity companies.  By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions that it received from its investments.  Accordingly, the Fund may need to borrow money or dispose of its interests in the listed private-equity companies in order to make the required distributions.  If the Fund does not make the “mark-to-market” election with respect to its investments in PFICs, it would be subject to an interest charge (at the rate

31

applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders.

The sale, exchange or redemption of Shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss.  A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of.  In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any net long-term capital gain dividends received by the shareholders.  Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.  Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates.  Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder with respect to taxable years of a Fund beginning before January 1, 2008.  In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.  Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

In the event of a conversion of the Fund from a closed end fund into an ETF, it is generally expected that the conversion shall not constitute a taxable event to the Fund or the Fund’s shareholders under U.S. federal income tax principles.

32

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning.  Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws.  Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof.  Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year.  Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss.  Application of this rule may alter the timing and character of distributions to shareholders.  The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (and including, net income derived from an interest in certain “qualified publicly traded partnerships”).  It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions.  Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent.  Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV.  The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last sale price.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price.  Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

33

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “Dividends and Distributions” and “Automatic Dividend Reinvestment Plan.”

General Policies.  Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis.  The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Automatic Dividend Reinvestment Plan.  Pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by          , as agent for shareholders in administering the Plan (the “Plan Agent”), in additional Shares of the Fund.  In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a “market discount,” as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan.  Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent.  Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares.  The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding Shares on the open market (open-market purchases) on the Exchange or elsewhere.  If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant.  The number of newly issued shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.  If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases.  Prior to the time Shares commence trading on the Exchange, participants in the Plan will receive any dividends in newly issued shares.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend”

34

basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in Shares acquired in open-market purchases.  It is contemplated that the Fund will pay monthly income dividends.  Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days.  If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date.  Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records.  Dividend reinvestment is confirmed quarterly.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.  See “Taxes.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the market price plus commissions of the Fund’s Shares is higher than the net asset value per share, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares.  If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares.  However, there may be in sufficient shares available in the market to make distributions in shares at prices below the net asset value.  Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants in the

35

Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at              .

If the Fund converts to an ETF as set forth above under “Conversion to an Exchange-Traded Fund,” no reinvestment service would be provided by the Fund.  Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions.  Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein.  Brokers may require Beneficial Owners to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel.  Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Fund.

Independent Registered Public Accounting Firm.           , serves as the Funds’ independent registered public accounting firm.  They audit the Funds’ financial statements and perform other related audit services.

FINANCIAL STATEMENTS

[Financial Statement to come]

36

APPENDIX A

POWERSHARES CAPITAL MANAGEMENT LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

I.              POLICY

PowerShares Capital Management LLC (the “Adviser”) may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  The Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.            PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.           PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV.           PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

•  Manages a pension plan of a company whose management is soliciting proxies;

•  Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

•  Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a “potential conflict”).  The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.  If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser’s other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser’s Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) the Adviser may disclose the potential conflict to the client and obtain the client’s consent before directing the Adviser to vote in the manner approved by the client; (iii) the Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) the Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.  The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser’s senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received.  The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.             Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2.             Terminated Account:  Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.             Limited Value:  If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies.  The Adviser also will not vote proxies received for securities that are no longer held by the client’s account.  In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.             Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

5.             Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

V.            RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI.           GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.            Oppose

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.             Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.             Proposals to stagger board members’ terms;

b.             Proposals to limit the ability of shareholders to call special meetings;

c.             Proposals to require super majority votes;

d.             Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.             Proposals regarding “fair price” provisions;

f.              Proposals regarding “poison pill” provisions; and

g.             Permitting “green mail.”

2.             Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supercede.

B.            Approve

When voting on common management sponsored initiatives, the Adviser generally votes in support of management.  These issues include:

1.             Election of directors recommended by management, except if there is a proxy fight.

2.             Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.             Date and place of annual meeting.

4.             Limitation on charitable contributions or fees paid to lawyers.

5.             Ratification of directors’ actions on routine matters since previous annual meeting.

6.             Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7.             Limiting directors’ liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8.             Eliminate preemptive rights.  Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings.  These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.             Employee Stock Purchase Plan

10.           Establish 401(k) Plan

C.            Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis.  These matters include:

1.             Director compensation.

2.             Eliminate director mandatory retirement policy.

3.             Rotate annual meeting location/date.

4.             Option and stock grants to management and directors.

5.             Proposals to reincorporate into another state.

D.            Special Policy with Respect to the PowerShares Listed Private Equity Portfolio

With respect to the PowerShares Listed Private Equity Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Listed Private Equity Portfolio in the same proportion as the vote of all other holders of such security.

POWERSHARES ACCE GLOBAL LISTED PRIVATE EQUITYSM FUND

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1.                                       Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.  Financial statements will be filed by pre-effective amendment to the Registration Statement.

2.                                       Exhibits:

(a)                                  Amended and Restated Declaration of Trust*

(b)                                 By-laws of the Registrant.*

(c)                                  Not applicable.

(d)                                 Form of share certificate.*

(e)                                  Terms and Conditions of the Dividend Reinvestment Plan.*

(f)                                    Not applicable.

(g)

(1)                                  Form of Investment Advisory Agreement between the Registrant and PowerShares Capital Management, LLC.*

(2)                                  Form of Portfolio Agreement between the Adviser and Red Rocks Capital Partners.

(h)

(1)                                  Form of Underwriting Agreement.*

(2)                                  Form of Selected Dealer Agreement.*

(3)                                  Form of Master Agreement Among Underwriters.*

(i)                                     Not applicable.

(j)                                     Form of Custody Agreement.*

(k)

(1)                                  Form of Fund Administration and Accounting Agreement.*

(2)                                  Form of Transfer Agency and Service Agreement.*

(3)                                  Form of Participant Agreement.*

(4)                                  Form of Sublicensing Agreement.*

(l)

(1)                                  Opinion and Consent of Clifford Chance US LLP.*

(2)                                  Opinion and Consent of Bingham McCutchen LLP.*

(m)                               Not applicable.

(n)                                 Consent of Independent Registered Public Accounting Firm.*

(o)                                 Not applicable.

(p)                                 Form of Initial Subscription Agreement.*

(q)                                 Not applicable.

(r)

(1)                                  Code of Ethics of the Registrant.*

(2)                                  Code of Ethics of PowerShares Capital Management LLC.*

(3)                                  Code of Ethics of Red Rocks Capital Partners.*

Other                  Powers of Attorney.*

* To be filed by amendment.

** Incorporated by reference from Amendment No. 1 to the Fund’s Registration Statement on Form N-2, filed on April 18, 2005.

Item 26. Marketing Arrangements.

See exhibit 2(h).

Item 27. Other Expenses of Issuance and Distribution.

Registration Fees	$ [ ]

Federal Taxes	$ [ ]

State Taxes and Fees	$ [ ]

Transfer Agent’s Fees	$ [ ]

Costs of Printing and Engraving	$ [ ]

Legal Counsel Fees	$[ ]

NASD, Inc. Fees	$[ ]

Listing Fees	$[ ]

Accounting Expenses	$[ ]

TOTAL	$[ ]

Item 28. Persons Controlled by or Under Common Control with the Fund.

None.

Item 29. Number of Holders of Securities.

At January 31, 2007

Title of Class	Number of Record Holders

Common Shares, $.01 par value	0

Item 30.  Indemnification.

Reference is made to Article Twelve of the Registrant’s Declaration of Trust which is incorporated by reference  herein:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated January 28, 2005 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

i.                                          against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

ii.                                       with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

iii.                                    in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 12.4(c)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees (as such term is defined in Section 12.4) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) by a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 12.4 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 12.4 of the Declaration of Trust, provided that either:

i.                                          Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

ii.                                       A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 12.4 of the Declaration of Trust, the following words shall have the meanings set forth below:

i.                                          A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

ii.                                       “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.  Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF POWERSHARES CAPITAL MANAGEMENT LLC:

The information as to the trustees and executive officers of PowerShares Capital Management LLC is set forth in PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.: 429865831611B82) and amended through the date hereof, is incorporated herein by reference.

Item 32.  Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the 1940 Act, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 33.  Management Services.

Not applicable.

Item 34.  Undertakings.

1.                                       Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.                                       Not applicable.

3.                                       Not applicable.

4.                                       Not applicable.

5.                                       Registrant undertakes that:

(a)                                  for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.                                       Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 13th day of April, 2007.

PowerShares Global Listed Private Equity ACE Fund

By:	/s/ Harold Bruce Bond
Title: Harold Bruce Bond, Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Harold Bruce Bond	Trustee	April 13, 2007
Harold Bruce Bond

EXHIBIT INDEX